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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                   Form 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 25, 1997

SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1997, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1997-3)



                               Superior Bank FSB
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            (Exact name of registrant as specified in its charter)



        United States                  333-21485               36-1414142
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation)               File Number)        Identification Number)



          One Lincoln Centre
      Oakbrook Terrace, Illinois                               60181
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        (Address of Principal                               (Zip Code)
          Executive Offices)



       Registrant's telephone number, including area code (630) 916-4000
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Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates, Sub-Pool 1 and Sub-Pool 2

     On September 25, 1997 a single series of certificates, entitled AFC Mortgage Loan Asset Backed Certificates, Series 1997-3 (the "Certificates") were issued pursuant to a pooling and servicing agreement (the "Agreement") attached hereto as Exhibit 4.1, dated as of September 1, 1997, among Superior Bank FSB, as depositor (the "Depositor"), Lee Servicing Company, a division of Superior Bank FSB, as servicer (the "Servicer") and LaSalle National Bank, as trustee (the "Trustee"). The Certificates consist of seven classes identified as Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5 (collectively, the "Class 1A Certificates"), Class 2A (the "Class 2A Certificates", together with the Class 1A Certificates, the "Class A Certificates") and Class R (the "Class R Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund comprised of Sub-Pool 1 and Sub-Pool 2 (the "Trust Fund"), consisting primarily of first and second liens on single-family properties, multifamily properties and mixed residential and commercial structures (the "Mortgage Loans") with an aggregate principal balance of $190,960,693.38 as of September 1, 1997 (the "Cut-off Date") and an aggregate amount of $46,413,349 deposited on the Closing Date in the Sub-Pool 1 Pre-Funding Account and an aggregate amount of $69,619,200 deposited on the Closing Date in the Sub-Pool 2 Pre-Funding Account. The Class A Certificates were sold by the Depositor to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill") and J.P. Morgan Securities Inc. ("J.P. Morgan"), pursuant to an underwriting agreement dated September 12, 1997 among the Depositor, Merrill and J.P. Morgan.

     The Class A Certificates evidence, in the aggregate, $300,000,000 principal amount as of the Cut-off Date. The Class 1A-1 Certificates will be entitled to payments of interest accrued on the outstanding Class 1A-1 Principal Balance at a variable pass-through rate. The Class 1A-2 Certificates will be entitled to payments of interest accrued on the Class 1A-2 Principal Balance at a fixed rate of 6.62% per annum. The Class 1A-3 Certificates will be entitled to payments of interest accrued on the Class 1A-3 Principal Balance at a fixed rate of 6.69% per annum. The Class 1A-4 Certificates will be entitled to payments of interest accrued on the Class 1A-4 Principal Balance at a fixed rate of 7.07% per annum. The Class 1A-5 Certificates will be entitled to payments of interest accrued on the Class 1A-5 Principal Balance at a fixed rate of 6.90% per annum. The Class 2A Certificates will be entitled to payments of interest accrued on the outstanding Class 2A Principal Balance at a variable pass-through rate. In addition, on each Remittance Date, each of the Class A Certificates will be entitled to distributions allocable to principal which will, as more fully described in the Agreement, include the principal portion of all scheduled and unscheduled payments received on the Mortgage Loans during an Accrual Period.

     Credit support in respect of certain losses realized on the Mortgage Loans will be covered by a certificate insurance policy (the "Certificate Insurance Policy") issued by Financial Guaranty Insurance Company (the "Certificate Insurer") and, if the related Remittance Date is prior to the

Cross-over Date, Excess Spread received by the Servicer. The Certificate Insurance Policy will irrevocably and unconditionally guaranty payment on each Remittance Date to the Holders of the Class A Certificates of the related Class A Remittance Amount. If the related Remittance Date is prior to the Cross-Over Date with respect to a particular Sub-Pool, Holders of the Class A Certificates will have a right to 100% of the related Excess Spread to fund the amount by which the related Class A Remittance Amount with respect to all Classes of related Class A Certificates exceeds the related Available Remittance Amount for such Remittance Date. To the extent available, the Net Excess Spread and Excess Principal with respect to a Sub-Pool will then be applied to cover any Available Funds Shortfall with respect to the other Sub-Pool. Capitalized terms used in the second paragraph hereof and not otherwise defined shall have the meanings assigned to them in the Agreement.

     On September 30, 1997 following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $16,722,285.65 with respect to Sub-Pool 1 with funds on deposit in the Sub-Pool 1 Pre-Funding Account, and $23,051,842.54 with respect to Sub-Pool 2 with funds on deposit in the Sub-Pool 2 Pre-Funding Account, both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated September 30, 1997, between the Depositor and the Trustee (the "September 30 Instrument"). Attached to the September 30 Instrument is the Mortgage Loan Schedule with respect to each Sub-Pool listing the related Subsequent Mortgage Loans that are the subject of such September 30 Instrument.

     Items 3 through 6 and Item 8 are not included because they are not applicable.

     Item 7. Financial Statements and Exhibits

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits

            4.1 Pooling and Servicing Agreement, dated as of September 1, 1997, by and among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer and LaSalle National Bank, as Trustee.

            4.2 Subsequent Transfer Instrument, dated September 30, 1997, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SUPERIOR BANK FSB

                                          By:    /s/ WILLIAM C. BRACKEN
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                                          Name:  William C. Bracken
                                          Title: Senior Vice President
                                                 and Chief Financial Officer

Dated: September 30, 1997

                                 EXHIBITS TABLE


            4.1 Pooling and Servicing Agreement, dated as of September 1, 1997, by and among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer and LaSalle National Bank, as Trustee.

            4.2 Subsequent Transfer Instrument, dated September 30, 1997, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.